UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2011 (August 12, 2011)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On August 12, 2011, Gaylord Entertainment Company (the “Company”), entered into an amendment (the “Amendment”) to the Amended and Restated Rights Agreement by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), to extend the expiration date of the rights contained therein from August 12, 2011 to August 12, 2012 (which Amendment the Board of Directors of the Company approved on August 11, 2011). Except for the extension of the expiration date, the Rights Agreement otherwise remains unmodified.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein reference. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Form 8-K on March 10, 2009 (incorporated herein by reference by Exhibit 4.2).

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     The disclosures set forth under Item 1.01 are incorporated by reference into this Item 3.03.

ITEM 7.01.	REGULATION FD DISCLOSURE.
     A copy of the press release announcing the Amendment is furnished herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

4.1	Amendment No. 1 dated as of August 12, 2011 to the Amended and Restated Rights Agreement, dated as of March 9, 2009, between Gaylord Entertainment Company and Computershare Trust Company, N.A.

4.2	Amended and Restated Rights Agreement, dated as of March 9, 2009, by and between Gaylord Entertainment Company and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designations of Series A Junior Participating Preferred Stock (Exhibit A), the Form of Rights Certificate (Exhibit B) and the Form of Summary of Rights to Purchase Preferred Shares (Exhibit C), incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated March 10, 2009.

99.1	Press Release of Gaylord Entertainment Company dated August 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: August 12, 2011	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS
4.1	Amendment No. 1 dated as of August 12, 2011 to the Amended and Restated Rights Agreement, dated as of March 9, 2009, between Gaylord Entertainment Company and Computershare Trust Company, N.A.

4.2	Amended and Restated Rights Agreement, dated as of March 9, 2009, by and between Gaylord Entertainment Company and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designations of Series A Junior Participating Preferred Stock (Exhibit A), the Form of Rights Certificate (Exhibit B) and the Form of Summary of Rights to Purchase Preferred Shares (Exhibit C), incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated March 10, 2009.

99.1	Press Release of Gaylord Entertainment Company dated August 12, 2011.